Exhibit 10.6 - Page 1
                                 EXHIBIT 10.6

UNITED  STATES  DEPARTMENT  OF  COMMERCE
Patent  and  Trademark  Office
Assistant  Secretary  and  Commissioner
OF  PATENTS  AND  TRADEMARKS
Washington,  D.C.  20231

                            Code Number: *100908317A
MARCH  15,  1999

LAW  OFFICES  OF  THOMAS  SCHNECK
THOMAS  SCHNECK
P.O.  BOX  2-E
SAN  JOSE,  CALIFORNIA  95109  -0005

                    UNITED STATES PATENT AND TRADEMARK OFFICE
                  NOTICE OF RECORDATION OF ASSIGNMENT DOCUMENT

THE ENCLOSED DOCUMENT HAS BEEN RECORDED BY THE ASSIGNMENT DIVISION OF THE U.S. PATENT AND TRADEMARK OFFICE. A COMPLETE MICROFILM COPY IS AVAILABLE AT THE ASSIGNMENT SEARCH ROOM ON THE REEL AND FRAME NUMBER REFERENCED BELOW.

PLEASE  REVIEW  ALL  INFORMATION  CONTAINED  ON  THIS  NOTICE.  THE  INFORMATION
CONTAINED ON THIS RECORDATION NOTICE REFLECTS THE DATA PRESENT IN THE PATENT AND TRADEMARK ASSIGNMENT SYSTEM. IF YOU SHOULD CONTACT THE EMPLOYEE WHOSE NAME APPEARS ON THIS NOTICE AT 703 - 308 - 9723. PLEASE SEND REQUEST FOR CORRECTION TO : U.S. PATENT AND TRADEMARK OFFICE, ASSIGNMENT DIVISION, BOX ASSIGNMENTS, CG
- -  4,  1213  JEFFERSON  DAVIS  HWY,  SUITE  320,  WASHINGTON,  D.C.  20231.

RECORDATION  DATE:  11/16/1998               REEL/FRAME:  9595/  0813
                                             NUMBER  OF  PAGES:  5

BRIEF:  ASSIGNMENT  OF  ASSIGNOR'S  INTEREST  (SEE  DOCUMENT  FOR  DETAILS).

ASSIGNOR:
     MORRISON,  JAMES  L.A.                  DOC  DATE:  10/08/1998

ASSIGNEE:
     JAWS  TECHNOLOGIES  INC.
     603  -  7  AVENUE  SW,  SUITE  380
     CALGARY,  ALBERTA  T2P  2T5,  CANADA

SERIAL  NUMBER:  09169377                    FILIING  DATE:  10/09/1998
PATENT  NUMBER:                              ISSUE  DATE:

SEDLEY  PYNE,  PARALEGAL
ASSIGNMENT  DIVISION
OFFICE  OF  PUBLIC  RECORDS